Supplement to the Currently Effective Prospectuses for
                             DWS Money Market Series

The Board of the fund has approved the combination of each of the Managed Shares, Prime Reserve Class S Shares and Premium Class S Shares into Institutional Shares to occur as of the close of business on October 1, 2008.

Although the expense ratios for each class of shares of the fund may currently differ, the advisor has agreed to maintain the currently disclosed contractual expense limitations on Institutional Shares at 0.15% through July 29, 2010 so as to ensure that shareholders of the combined class will not bear higher expenses as a result of the class conversion.

Following completion of the combination the Managed Shares, Prime Reserve Class S Shares and Premium Class S Shares will no longer be offered. Because the eligibility and minimum investment requirements for each class of shares of the fund currently differ, shareholders of each of the Managed Shares, Prime Reserve Class S Shares and Premium Class S Shares as of the close of business on October 1, 2008 may continue to purchase shares of the fund's Institutional Shares and the minimum investment requirements in effect for such share classes at the time of conversion will still apply for those shareholders. New investors in the fund's Institutional Shares must meet the eligibility requirements in effect for the Institutional Shares. See "Investment Minimum Requirements" below.

Investment Minimum Requirements

New Class Minimums

-------------------------- -----------------------------------------------------
                           New Class Minimums
-------------------------- -----------------------------------------------------
Initial Investment         Institutional shares:  $1 million or more
                           Former shareholders of Managed Shares:  $100,000 or
                           more for all accounts
                           Former shareholders of Premium Class S Shares:
                           $25,000 or more for Premium Class S
                           Former shareholders of Prime Reserve Class S
                           Shares:  $10,000 or more for all accounts
-------------------------- -----------------------------------------------------
Additional Investments:    Institutional shares:  no minimum
                           Former shareholders of Managed Shares:  $1,000 or
                           more for regular accounts; $100 or more for IRAs;
                           $50 or more with an Automatic Investment Plan
                           Former shareholders of Premium Class S Shares and
                           Prime Reserve Class S Shares:  $50 for regular
                           accounts and IRA accounts and $50 or more with an
                           Automatic Investment Plan
-------------------------- -----------------------------------------------------


October 1, 2008